Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17:-   SUBSEQUENT EVENTS

a.	On November 30, 2015 the Company, through its wholly owned subsidiary, BOS-Dimex signed a definitive agreement for the acquisition of the business operations of iDnext Ltd. ("iDnext") and its subsidiary Next-Line Ltd. (“Next-Line”). The acquisition was consummated on January 1, 2016.

iDnext, incorporated in 1997, is a private Israeli company that specializes in Automatic Identification and Data Capture ("AIDC") through barcode and RFID technology, mainly for libraries.

Next-Line, incorporated in 2008, specializes in providing on-site inventory count services mainly to leading retail chains in Israel in the fields of apparel, food, convenience and pharma. Next-Line also provides asset tagging and counting services for corporate and governmental entities. With its experienced team and proprietary software, Next-Line is able to quickly and accurately count inventory with minimum shutdown time.

BOS-Dimex acquired the business operation of iDnext and Next-Line in consideration for cash and the Company’s Ordinary Shares. The consideration included an initial payment of NIS 1,600 (approximately $411) paid in cash and NIS 1,300 (approximately $334) paid by the issuance of 162,734 Company’s Ordinary Shares (representing approximately 7% of the Company’s then outstanding shares). BOS-Dimex shall make additional payments based on the annual operational profit of the acquired business in the calendar years 2016 and 2017.

b.	On January 2016, the Company and its Israeli subsidiaries entered into an agreement with an Israeli bank, which converted their bank debt into long term loans. The agreement includes covenants to maintain certain financial ratios related to shareholders' equity, EBITDA and operating results. In addition, the Company and its subsidiaries undertook to repay the bank $1.2 million plus interest, in 36 equal instalments commencing 2016 (See Note 10).